Supplement to the
Fidelity® U.S. Low Volatility Equity Fund
June 28, 2025
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Summer Street Trust has unanimously approved an Agreement and Plan of Reorganization and Liquidation ("Agreement") between Fidelity® U.S. Low Volatility Equity Fund and Fidelity® Low Volatility Factor ETF pursuant to which Fidelity® U.S. Low Volatility Equity Fund would be reorganized on a tax-free basis with and into Fidelity® Low Volatility Factor ETF.
As a result of the proposed Reorganization, shareholders of Fidelity® U.S. Low Volatility Equity Fund would receive corresponding shares of Fidelity® Low Volatility Factor ETF.
The Agreement provides for the transfer of all of the assets of Fidelity® U.S. Low Volatility Equity Fund in exchange for corresponding shares of Fidelity® Low Volatility Factor ETF equal in value to the net assets of Fidelity® U.S. Low Volatility Equity Fund and the assumption by Fidelity® Low Volatility Factor ETF of all of the liabilities of Fidelity® U.S. Low Volatility Equity Fund. After the exchange, Fidelity® U.S. Low Volatility Equity Fund will distribute the Fidelity® Low Volatility Factor ETF shares to its shareholders pro rata, in liquidation of Fidelity® U.S. Low Volatility Equity Fund. As a result, shareholders of Fidelity® U.S. Low Volatility Equity Fund will become shareholders of Fidelity® Low Volatility Factor ETF (these transactions are collectively referred to as the "Reorganization").
IMPORTANT INFORMATION:
     •      If shareholders approve the Reorganization, Fidelity® U.S. Low Volatility Equity Fund is expected reorganize into Fidelity® Low Volatility Factor ETF on or about May 8, 2026.
     •      If you are an existing shareholder of the Fidelity® U.S. Low Volatility Equity Fund, and your account CAN hold an ETF, your fund shares will be exchanged if the Reorganization is approved, and no additional action is needed by you.
     •      If you hold the Fidelity® U.S. Low Volatility Equity Fund in an account that CANNOT hold an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take. See the "Questions and Answers" section below for further information.
A Special Meeting (the "Meeting") of the Shareholders of Fidelity® U.S. Low Volatility Equity Fund is expected to be held on March 10, 2026, and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® U.S. Low Volatility Equity Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about May 8, 2026. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In connection with seeking shareholder approval of the Reorganization, effective the close of business on October 3, 2025, new positions in Fidelity® U.S. Low Volatility Equity Fund may no longer be opened. Shareholders of the Fidelity® U.S. Low Volatility Equity Fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the Fidelity® U.S. Low Volatility Equity Fund on October 3, 2025 generally will not be allowed to buy shares of the Fidelity® U.S. Low Volatility Equity Fund except that new Fidelity® U.S. Low Volatility Equity Fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if a qualifying fund is already established as an investment option under the plans (or under another plan sponsored by the same employer), 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included a qualifying fund as a core investment option, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and already included the Fidelity® U.S. Low Volatility Equity Fund in their discretionary account program, 4) by a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, 5) by a portfolio manager of the Fidelity® U.S. Low Volatility Equity Fund, 6) by a fee deferral plan offered to trustees of certain Fidelity funds, if the Fidelity® U.S. Low Volatility Equity Fund is an investment option under the plan, 7) by qualified intermediaries to facilitate in-kind redemption activity when deemed by the Adviser to be in the best interests of the fund, and 8) by certain asset pools associated with an organization that already offers a qualifying fund as an investment option in its retirement plan(s). These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the Fidelity® U.S. Low Volatility Equity Fund before an investment is accepted.
If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity® U.S. Low Volatility Equity Fund. Prior to such liquidation, Fidelity® U.S. Low Volatility Equity Fund's assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
Effective after the close of business on May 1, 2026, new positions in Fidelity® U.S. Low Volatility Equity Fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until Fidelity® U.S. Low Volatility Equity Fund's Reorganization or liquidation, as applicable, takes place. All dates may change if the closing date of the Reorganization changes. Effective dates are as of close of business.
Fidelity believes that the Reorganization will provide multiple benefits for investors of the Fidelity® U.S. Low Volatility Equity Fund, including lower expenses, better performance, increased tax efficiency, intraday trading, and full daily holdings transparency.
The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation. The Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. Accordingly, shareholders of Fidelity® U.S. Low Volatility Fund generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received as described below).
In connection with the Reorganization, shareholders of Fidelity® U.S. Low Volatility Equity Fund will receive ETF shares equal in value to the aggregate net asset value of shares of Fidelity® U.S. Low Volatility Equity Fund they own and may receive a cash payment in lieu of fractional shares of the ETF, and the redemption of fractional shares may be a taxable event.
Importantly, to receive shares of the ETF as part of the Reorganization, Fidelity® U.S. Low Volatility Equity Fund shareholders must hold their shares through an account that can hold shares of an ETF (i.e., a brokerage account). If Fidelity® U.S. Low Volatility Equity Fund shareholders do not hold their shares through an account that can hold shares of an ETF, they will not receive shares of the ETF as part of the Reorganization.
For Fidelity® U.S. Low Volatility Equity Fund shareholders that do not currently hold their Fidelity® U.S. Low Volatility Equity Fund shares through an account that can hold shares of an ETF, please see the "Questions and Answers" section below for actions that must be taken to receive shares of the ETF as part of the Reorganization.
If the Reorganization is approved by Fidelity® U.S. Low Volatility Equity Fund shareholders, no further action is required for shareholders that hold Fidelity® U.S. Low Volatility Equity Fund shares through an account that can hold shares of an ETF.
Completion of the Reorganization is subject to conditions under the Agreement, including shareholder approval. Fidelity® U.S. Low Volatility Equity Fund shareholders will receive a proxy statement/prospectus describing in detail both the Reorganization and the ETF, and a summary of the Board's considerations in approving the Reorganization.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Low Volatility Factor ETF please call 1-800-FIDELITY. The proxy statement/prospectus will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).  ___________________________________________________________________________
Important Notice About Your Fund Account
Questions and Answers
Q. Why is Fidelity proposing to reorganize my mutual fund into an ETF?
A. Fidelity and the Board of Trustees of the Fidelity® U.S. Low Volatility Equity Fund believe that the Reorganization will provide multiple benefits for investors of Fidelity® U.S. Low Volatility Equity Fund, including lower expenses, better performance, increased tax efficiency, intraday trading, and full daily holdings transparency.
Q. When will I be asked to vote on the proposal?
A. A Special Meeting of the Shareholders of Fidelity® U.S. Low Volatility Equity Fund is expected to be held on March 10, 2026, and approval of the Reorganization will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of the Fidelity® U.S. Low Volatility Equity Fund in advance of the meeting.
Q. What types of shareholder accounts can receive shares of the ETF as part of the Reorganization?
A. If you hold your shares of Fidelity® U.S. Low Volatility Equity Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the ETF in the Reorganization. No further action is required.
Q. What types of shareholder accounts cannot receive shares of the ETF as part of the Reorganization?
A. The following account types cannot hold shares of ETFs:
     •      If you hold your Fidelity® U.S. Low Volatility Equity Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares.
If you do nothing, you will not receive shares of the ETF and your position will be liquidated at Reorganization and you will receive a cash distribution equal in value to the NAV of your Fidelity® U.S. Low Volatility Equity Fund shares less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.
Please note: If your account number with Fidelity Investments begins with 2aa through 2zz, your account cannot hold shares of an ETF. Please contact your broker or call 1-800-544-8544.
     •      If you hold your Fidelity® U.S. Low Volatility Equity Fund shares through an IRA or employer sponsored group retirement plan that does not have the ability to hold shares of ETFs, you will need to redeem your shares prior to the Reorganization, or your broker or intermediary may transfer your investment in Fidelity® U.S. Low Volatility Equity Fund to a different investment option prior to the Reorganization.
Q. How do I transfer my Fidelity® U.S. Low Volatility Equity Fund shares to a brokerage account that will accept ETF shares?
A. The broker where you hold your Fidelity® U.S. Low Volatility Equity Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of the ETF.
We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent for Fidelity® U.S. Low Volatility Equity Fund, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
If you don't have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm.
Q. What if I do not want to own shares of an ETF?
A. If you do not want to receive shares of Fidelity® Low Volatility Factor ETF in connection with the Reorganization, you can exchange your Fidelity® U.S. Low Volatility Equity Fund shares for shares of another Fidelity mutual fund or redeem your fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Fidelity® U.S. Low Volatility Equity Fund shares may be a taxable event if you hold your shares in a taxable account.
Q. What if the reorganization is not approved?
A. If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a Plan of Liquidation and Dissolution for the Fidelity® U.S. Low Volatility Equity Fund. In the event of a liquidation, the fund's assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
USL-SUSTK-0925-101 1.9911376.101	September 18, 2025